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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                February 5, 1999

                          CONSULIER ENGINEERING, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)

     FLORIDA                    000-17756                       59 2556878
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(State or other                (Commission                 (IRS Employer Iden-
 jurisdiction of                File Number)                  tification No.)
 incorporation)

               169 Tequesta Drive #31-E, Tequesta, Florida 33469
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                   (Address of principal executive offices)

                  Registrant's telephone number: 561-745-9149
                                                 ------------



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Item 5.  OTHER EVENTS

         President and Chief Executive Officer Michael G. Maguire announced his retirement, effective February 12, 1999, from his positions at the Company and at its affiliate, C-6 Products, Inc. During Mr. Maguire's presidency, the Company developed the Tool Topper(TM) Workstation product line, which debuted at the National Hardware Show in August 1998, and acquired an interest in Biosafe Systems Inc., maker of Zerotol(TM). Company Chairman Warren B. Mosler shall reassume the presidency, which he held from the Company's inception until March 1989 and again from August 1989 through May 1994. Mr. Mosler is a principal in Adams, Viner & Mosler, Ltd., a broker-dealer specializing in arbitrage and government securities trading in West Palm Beach, Florida.

Item 7.  EXHIBITS

         99       Press Release



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CONSULIER ENGINEERING, INC.


                                                 By: /s/ Ralph D. Butler
                                                    ---------------------------
February 11, 1999                                   Ralph D. Butler, Secretary



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